                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/X/  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                              The Thai Fund, Inc.
- - --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- - --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          --------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          --------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          --------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          --------------------------------------------------------------------

     (5)  Total fee paid:

          --------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          --------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          --------------------------------------------------------------------

     (3)  Filing Party:

          --------------------------------------------------------------------

     (4)  Date Filed:

          --------------------------------------------------------------------

                              THE THAI FUND, INC.
                    C/O MORGAN STANLEY ASSET MANAGEMENT INC.
                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             ---------------------

To our Stockholders:

     Notice is hereby given that the Annual Meeting of Stockholders of The Thai Fund, Inc. will be held on Monday, June 26, 1995, at 2:00 P.M. (New York time), in Conference Room 2, at 1221 Avenue of the Americas, 22nd Floor, New York, New York 10020, for the following purposes:

          1. To elect three Class I directors for a term of one year, four Class II directors for a term of two years and four Class III directors for a term of three years.

          2. To ratify or reject the selection by the Board of Directors of Price Waterhouse LLP as independent accountants for the year ending December 31, 1995.

          3. To consider and act upon any other business that may properly come before the Meeting or any adjournment thereof.

     Only stockholders of record at the close of business on April 3, 1995 are entitled to notice of, and to vote at, this Meeting or any adjournment thereof.

                                          VALERIE Y. LEWIS
                                          Secretary

Dated: May 30, 1995

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.

                              THE THAI FUND, INC.
                    C/O MORGAN STANLEY ASSET MANAGEMENT INC.
                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

                           -------------------------

                                PROXY STATEMENT
                           -------------------------

     This statement is furnished by the Board of Directors of The Thai Fund, Inc. (the "Fund") in connection with their solicitation of Proxies for use at the Annual Meeting of Stockholders to be held on Monday, June 26, 1995, at 2:00 P.M. (New York time), in Conference Room 2 at 1221 Avenue of the Americas, 22nd Floor, New York, New York 10020, the principal executive office of Morgan Stanley Asset Management Inc. (the "U.S. Adviser"). The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting.

     If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy. However, if no instructions are specified, shares will be voted for the election of directors and for the other proposals. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or by attendance at the Meeting.

     The close of business on April 3, 1995 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting. On that date, the Fund had 12,464,576 shares of Common Stock outstanding and entitled to vote. Each share will be entitled to one vote at the Meeting. It is expected that the Notice of Annual Meeting, Proxy Statement and form of Proxy will first be mailed to stockholders on or about May 30, 1995.

     The shares represented by properly executed proxy cards will be voted as specified. It is intended that the shares represented by proxies on which no specification has been made will be voted FOR the election of the nominees for Director named herein and FOR ratification of Price Waterhouse LLP as independent accountants for the year ending December 31, 1995. The Fund intends to treat properly executed proxies that are marked "abstain" as present for purposes of determining whether a quorum has been achieved at the Meeting.

     The expense of solicitation will be borne by the Fund and will include reimbursement to brokerage firms and others for expenses in forwarding proxy solicitation material to beneficial owners. The solicitation of Proxies will be largely by mail, but may include, without cost to the Fund, telephonic, telegraphic or oral communications by regular employees of the U.S. Adviser. The solicitation of Proxies is also expected to include communications by employees of Shareholder Communications Corp., a proxy solicitation firm expected to be engaged by the Fund at a cost not expected to exceed $5,000 plus expenses.

     THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 1994, TO ANY STOCKHOLDER REQUESTING SUCH REPORT. REQUESTS SHOULD BE MADE IN WRITING TO THE THAI FUND, INC., C/O MUTUAL FUNDS SERVICE COMPANY, P.O. BOX 2798, BOSTON, MASSACHUSETTS 02208-2798, OR BY CALLING 1-800-221-6726.

     Mutual Funds Service Company is an affiliate of the Fund's administrator, United States Trust Company of New York, and provides administrative services to the Fund. United States Trust Company of New York's business address is 770 Broadway, New York, New York 10003. Mutual Funds Service Company's business address is 73 Tremont Street, Boston, Massachusetts 02108.

     The Board of Directors of the Fund recommends that the stockholders vote in favor of each of the matters mentioned in items 1 and 2 of the Notice of Annual Meeting.

                             ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

     At the Meeting, three Class I directors will be elected to hold office for a term of one year, four Class II directors will be elected to hold office for a term of two years and four Class III directors will be elected to hold office for a term of three years and, in each case, until their successors are duly elected and qualified. It is the intention of the persons named in the accompanying form of Proxy to vote, on behalf of the stockholders, for the election of Peter J. Chase, David B. Gill and Warren J. Olsen as Class I directors, John W. Croghan, Graham E. Jones, Snoh Unakul and Frederick B. Whittemore as Class II directors and Barton M. Biggs, Khun Sukri Kaocharern, John A. Levin and William G. Morton, Jr. as Class III directors.

     The Board of Directors has unanimously approved increasing the number of directors from seven to eleven, effective as of the commencement of the Meeting, and amending the By-Laws of the Fund to establish staggered terms of office of directors. The Board has recommended that stockholders vote for the election of each of the nominees for director.

     On or about the same date as the Meeting, each of the other closed-end, U.S. registered investment companies advised by the U.S. Adviser also is holding a meeting of stockholders at which, among other things, such stockholders are considering a proposal to elect as directors of such other investment companies (with certain limited exceptions) the same people nominated to be directors of the Fund (except Morgan Stanley India Investment Fund, Inc.). Accordingly, if elected, the nominees for directors of the Fund also will act as directors of The Brazilian Investment Fund, Inc., The Latin American Discovery Fund, Inc., The Malaysia Fund, Inc., Morgan Stanley Africa Investment Fund, Inc., Morgan Asia-Pacific Fund, Inc., Morgan Stanley Emerging Markets Fund, Inc., Morgan Stanley Emerging Markets Debt Fund, Inc., Morgan Stanley Global Opportunity Bond Fund, Inc., The Morgan Stanley High Yield Fund, Inc., The Pakistan Investment Fund, Inc., and The Turkish Investment Fund, Inc. (collectively, with the Fund, the "MSAM closed-end funds"). The Board of Directors believes that this arrangement will enhance the ability of the directors to deal expeditiously with administrative matters common to the MSAM closed-end funds, such as evaluating the performance of common service providers, including the U.S. Adviser and the administrators, transfer agents, custodians and accountants of the MSAM closed-end funds.

     In connection with the proposed new board arrangements, the Board of Directors has determined that it would be appropriate to reduce the level of fees payable by the Fund to its directors. The Fund currently pays each of its directors who is not a director, officer or employee of the U.S. Adviser an annual fee of $8,000 plus $900 for each meeting of the Board of Directors or a committee thereof attended, plus certain out-of-pocket expenses, with the Chairman of the Board of Directors receiving $11,500 annually plus $1,100 for each meeting attended. The Fund also pays the Audit Committee Chairman an annual fee of $1,000 plus $200 for each meeting of the Audit Committee attended. The fees paid to the Chairman of the Audit Committee are in addition to the fees the Chairman of the Audit Committee are in addition to the fees the Chairman of the Audit Committee receives for serving as a director. Aggregate fees and expenses paid or payable to the Board of Directors for the fiscal year ended December 31, 1994 were $115,835. Effective immediately following the Meeting, each of the directors of the Fund who is not a director, officer or employee of the U.S. Adviser will receive from the Fund an annual fee of $6,000 per year, plus out-of-pocket expenses. Each of the members of the Fund's Audit Committee, which will consist of the Fund's directors who are not "interested persons" of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), will receive an additional annual fee of $1,100 for serving on such committee.

     After giving effect to the reduction in the level of fees payable by the Fund to its directors, the Fund will pay, on an annual basis, aggregate fees of $56,800 (including fees payable to members of the Audit Committee), assuming each of the eight nominees named herein who is not a director, officer or employee of the U.S. Adviser is elected at the Meeting. At the fee level in effect prior to the Meeting, the Fund would pay, on an annual basis, aggregate fees of $105,000 for the same eight nominees, assuming each such nominee attended four Board meetings and the six non-interested nominees each attended two Audit Committee meetings. The level of fees payable by the Fund to its directors will be reviewed by the Board of Directors annually.

     Each of the directors who is not an "affiliated person", within the meaning of the Investment Company Act of 1940 (the "1940 Act"), of the U.S. Adviser may enter into a deferred arrangement (the "Fee Arrangement") with the Fund, pursuant to which such director defers to a later date the receipt of his director's fees. The deferred fees owed by the Fund are credited to a bookkeeping account maintained by the Fund on behalf of such director and accrue income from and after the date of credit in an amount equal to the amount that would have been earned had such fees (and all income earned thereon) been invested and reinvested either (i) in shares of the Fund or (ii) at a rate equal to the prevailing rate applicable to 90-day United States Treasury Bills at the beginning of each calendar quarter for which this rate is in effect, whichever method is elected by the director.

     Under the Fee Arrangement, deferred director's fees (including the return accrued thereon) will become payable in cash upon such director's resignation from the Board of Directors in generally equal annual installments over a period of five years (unless the Fund has agreed to a longer or shorter payment period) beginning on the first day of the year following the year in which such director's resignation occurred. In the event of a director's death, remaining amounts payable to him under the Fee Arrangement will thereafter be payable to his designated beneficiary; in all other events, a director's right to receive payments is non-transferable. Under the Fee Arrangement, the Board of Directors of the Fund, in its sole discretion, has reserved the right, at the request of a director or otherwise, to accelerate or extend the payment of amounts in the deferred fee account at any time after the termination of such director's service as a director. In addition, in the event of the liquidation, dissolution or winding up of the Fund or the distribution of all or substantially all of the Fund's assets and property to its stockholders (other than in connection with a reorganization or merger into another Fund advised by MSAM), all unpaid amounts in the deferred fee account maintained by the Fund will be paid in a lump sum to the directors participating in the Fee Arrangement on the effective date thereof.

     Currently, only Messrs. Gill, Jones and Whittemore have elected to enter the Fee Arrangement with the Fund.

     The Fund's By-Laws provide that the Board of Directors is divided into three classes. Each director holds office until (i) the expiration of his term and until his successor shall be elected and qualified, (ii) his death, (iii) he has resigned, (iv) December 31 of the year in which he shall have reached seventy-three years of age or (v) he has been removed as provided by statute.

     The Board of Directors has an Audit Committee. The Audit Committee makes recommendations to the full Board of Directors with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect on the Fund's financial operations. The members of the Audit Committee are Messrs. Biundo, Chase and Jones, none of whom is an "interested person" (as defined in the 1940 Act). After the Meeting, the Audit Committee will continue to consist of the directors of the Fund who are not "interested persons." There were two meetings of the Audit Committee during the fiscal year ended December 31, 1994. The Audit Committee met on February 21, 1995 to ratify and approve the

1994 annual report to stockholders. At the present time, the Board of Directors has no compensation or nominating committees, or other committee performing similar functions.

     There were four meetings of the Board of Directors held during the fiscal year ended December 31, 1994, and each incumbent director attended at least 75% of the aggregate number of meetings of the Board of Directors and meetings of Committees thereof on which that director served.

     Each of the nominees has consented to be named in this Proxy Statement and to serve as a director if elected. The Board of Directors has no reason to believe that any of the nominees named above will become unavailable for election as a director, but if that should occur before the Meeting, Proxies will be voted for such persons as the Board of Directors may recommend.

     Certain information regarding each of the nominees for election as a director of the Fund and the principal executive officers of the Fund is set below.

                                                                                    COMMON STOCK      SHARE
                                                                                    BENEFICIALLY   EQUIVALENTS
                                                                                     OWNED AS OF   OWNED UNDER
                              POSITION WITH        PRINCIPAL OCCUPATIONS              APRIL 3,     DEFERRED FEE
      NAME AND ADDRESS          THE FUND           AND OTHER AFFILIATIONS      AGE     1995**      ARRANGEMENT+  PERCENT
- - --------------------------------------------- -------------------------------- ---- -------------  ------------  --------
Barton M. Biggs*            Nominee           Chairman and Director of Morgan   62            0          --         0
1221 Avenue of the Americas                     Stanley Asset Management Inc.
New York, NY 10020                              and Morgan Stanley Asset Man-
                                                agement Limited; Managing Di-
                                                rector of Morgan Stanley & Co.
                                                Incorporated; Director of Mor-
                                                gan Stanley Group Inc.; Member
                                                of International Advisory
                                                Council of The Thailand Fund;
                                                Director and officer of
                                                various investment companies
                                                managed by Morgan Stanley
                                                Asset Management Inc.
Peter J. Chase              Director          Chairman of CGL, Inc.;            62        1,080          --        ****
821-C San Mateo               and Nominee       Principal, Statements;
Santa Fe, NM 87505                              Director of The Malaysia Fund,
                                                Inc., Morgan Stanley
                                                Asia-Pacific Fund, Inc. and
                                                The Thai Fund, Inc.; Member of
                                                the Investment Advisory
                                                Council of The Thailand Fund;
                                                and Consultant, NGV Systems,
                                                Inc. Previously Chairman of
                                                CJS, Inc. and Principal of
                                                Sidney A. Staunton, Inc. and
                                                the Yankee Group.
John W. Croghan             Nominee           Chairman of Lincoln Capital Man-  64            0          --         0
200 South Wacker Drive                          agement Company; Director of
Chicago, IL 60606                               St. Paul Bancorp. Inc.,
                                                Lindsay Manufacturing Co.,
                                                Morgan Stanley Asia-Pacific
                                                Fund, Inc. and Morgan Stanley
                                                Emerging Markets Fund Inc.;
                                                Previously, Director of
                                                Blockbuster Entertainment
                                                Corporation.

                                                                                    COMMON STOCK      SHARE
                                                                                    BENEFICIALLY   EQUIVALENTS
                                                                                     OWNED AS OF   OWNED UNDER
                              POSITION WITH        PRINCIPAL OCCUPATIONS              APRIL 3,     DEFERRED FEE
      NAME AND ADDRESS          THE FUND           AND OTHER AFFILIATIONS      AGE     1995**      ARRANGEMENT+  PERCENT
- - --------------------------------------------- -------------------------------- ---- -------------  ------------  --------
David B. Gill               Director          Director of The Latin American    68          831         110        ****
3042 Cambridge Place, N.W.    and Nominee       Discovery Fund, Inc. and the
Washington, D.C. 20007                          Mauritius Fund Limited; Member
                                                of the International Advisory
                                                Committee of Banco Surinvest
                                                S.A.; Member of the Interna-
                                                tional Advisory Council of The
                                                Thailand Fund; International
                                                Adviser to Crown Agents for
                                                Overseas Governments and
                                                Administrators; Member of the
                                                Capital Markets Committee of
                                                the Inter-American Investment
                                                Corporation; Member of the Ad-
                                                visory Counsel of Korea Devel-
                                                opment Investment Corporation;
                                                Chairman and Director of
                                                Norinvest Bank; Member of The
                                                International Advisory Council
                                                of Investment Management Com-
                                                pany Chile S.A.; Previously,
                                                Director of Capital Markets
                                                Department of the
                                                International Financial
                                                Corporation; Trustee,
                                                Batterymarch Finance Manage-
                                                ment; Chairman and Director,
                                                Equity Fund of Latin America
                                                S.A., Commonwealth Equity Fund
                                                Limited; and Director, Global
                                                Securities, Inc.
Graham E. Jones             Director          Senior Vice President of BGK      62          362         143        ****
23 Chestnut Street            and Nominee       Properties, Inc.; Trustee of
Boston, MA 02108                                nine funds managed by Weiss,
                                                Peck & Greer; Trustee of eight
                                                funds managed by Morgan
                                                Grenfell Capital Management
                                                Incorporated; Director of The
                                                Malaysia Fund, Inc., The
                                                Turkish Investment Fund, Inc.
                                                and The Pakistan Investment
                                                Fund, Inc.; Member of the
                                                International Advisory Council
                                                of The Thailand Fund;
                                                Previously, Chief Financial
                                                Officer of Practice Management
                                                Systems, Inc.
Sukri Kaocharern            Director          Chairman of the Advisory Board,   58       0            --           ****
39 Soi Sapanky,               and Nominee       M.D.X Co. Ltd.; Chairman of
Rama IV Road                                    Premier Financial & Securities
Thungmahamek,                                   Co., Ltd.; Director of Premier
Yannawa,                                        Global Corporation Co., Ltd.;
Bangkok 10120,                                  Director of Jutha Maritime
Thailand                                        Co., Ltd.; Director of
                                                Institute for Management
                                                Education for Thailand
                                                Foundation (IMBT); Director of
                                                the Advisory Council, Graduate
                                                Institute of Business
                                                Administration (SASIN) of
                                                Chulalongkorn University;
                                                Director of Thai Farmers Bank;
                                                and Chairman of Tawana Co.,
                                                Ltd. and Thai Castor Oil Co.,
                                                Ltd. Previously, Director of
                                                The Federation of Thai Indus-
                                                tries; Director of the
                                                Provincial Waterworks
                                                Authority (PWA) and Chairman
                                                of PWA's Sub-Committee on
                                                Administration Development;
                                                and President of the
                                                Industrial Finance Corpora-
                                                tion of Thailand.

                                                                                    COMMON STOCK      SHARE
                                                                                    BENEFICIALLY   EQUIVALENTS
                                                                                     OWNED AS OF   OWNED UNDER
                              POSITION WITH        PRINCIPAL OCCUPATIONS              APRIL 3,     DEFERRED FEE
      NAME AND ADDRESS          THE FUND           AND OTHER AFFILIATIONS      AGE     1995**      ARRANGEMENT+  PERCENT
- - --------------------------------------------- -------------------------------- ---- -------------  ------------  --------
John A. Levin*              Nominee           President of John A. Levin &      56            0          --         0
One Rockefeller Plaza                           Co., Inc.; Director of Morgan
New York, NY 10020                              Stanley Emerging Markets Debt
                                                Fund, Inc., Morgan Stanley
                                                India Investment Fund, Inc.
                                                and The Pakistan Investment
                                                Fund, Inc.
William G. Morton, Jr.      Nominee           Chairman and Chief Executive Of-  58            0          --         0
1 Boston Place                                  ficer of Boston Stock
Boston, MA 02108                                Exchange; Director of Tandy
                                                Corporation; Director of The
                                                Malaysia Fund, Inc., Morgan
                                                Stanley Africa Investment
                                                Fund, Inc., Morgan Stanley
                                                Emerging Markets Debt Fund,
                                                Inc. and Morgan Stanley Global
                                                Opportunity Bond Fund, Inc.
Warren J. Olsen*            President***      Principal of Morgan Stanley       38          865          --        ***
1221 Avenue of the Americas   (since 1989)      Asset Management Inc. and
New York, NY 10020            and Nominee       President and Officer of
                                                various investment companies
                                                managed by Morgan Stanley
                                                Asset Management Inc.
                                                Previously associated with
                                                Sullivan & Cromwell.
Snoh Unakul                 Director          Chairman of The Bank of Asia      63            0          --        ****
1010 Sukhumvit Road           (since 1992)      Public Company Limited,
Bangkok 10110,                and Nominee       Premier Group of Companies,
Thailand                                        Thailand Development Research
                                                Institute and Council of
                                                Trustees of Burapha
                                                University; Director of The
                                                Siam Cement Group and Dole
                                                Thailand, Ltd.; and Member of
                                                the International Advisory
                                                Council of The Thailand Fund,
                                                Advisory Board of IBM Thailand
                                                Co., Ltd. Previously Deputy
                                                Prime Minister of Thailand and
                                                Secretary General of Nation
                                                Economic and Social
                                                Development Board.
Frederick B. Whittemore*    Director and      Advisory Director of Morgan       64            0         151        ****
1251 Avenue of the Americas   Chairman          Stanley & Co. Incorporated;
New York, NY 10020            of the Board      Chairman of the United States
                              (since 1991)      National Committee for Pacific
                              and Nominee       Economic Cooperation; and
                                                Chairman and Officer of
                                                various investment companies
                                                managed by Morgan Stanley
                                                Asset Management Inc.
                                                Previously Managing Director
                                                of Morgan Stanley & Co.
                                                Incorporated.

                                                                                    COMMON STOCK      SHARE
                                                                                    BENEFICIALLY   EQUIVALENTS
                                                                                     OWNED AS OF   OWNED UNDER
                              POSITION WITH        PRINCIPAL OCCUPATIONS              APRIL 3,     DEFERRED FEE
      NAME AND ADDRESS          THE FUND           AND OTHER AFFILIATIONS      AGE     1995**      ARRANGEMENT+  PERCENT
- - --------------------------------------------- -------------------------------- ---- -------------  ------------  --------
James W. Grisham            Vice Presi-       Principal of Morgan Stanley       53            0         N/A         0
1221 Avenue of the            dent***           Asset Management Inc.; and
Americas                      (since 1992)      Officer of various investment
New York, NY 10020                              companies managed by Morgan
                                                Stanley Asset Management Inc.
Harold J. Schaaff, Jr.      Vice Presi-       Principal of Morgan Stanley &     34          258         N/A        ****
1221 Avenue of the            dent***           Co. Incorporated; General
Americas                      (since 1992)      Counsel and Secretary of
New York, NY 10020                              Morgan Stanley Asset
                                                Management Inc.; and Officer
                                                of various investment com-
                                                panies managed by Morgan
                                                Stanley Asset Management Inc.
                                                Previously associated with
                                                Sullivan & Cromwell.
Joseph P. Stadler           Vice Presi-       Vice President of Morgan Stanley  40            0         N/A         0
1221 Avenue of the            dent***           Asset Management Inc. and Of-
Americas                      (since 1994)      ficer of various investment
New York, NY 10020                              companies managed by Morgan
                                                Stanley Asset Management Inc.;
                                                Previously associated with
                                                Price Waterhouse.
Valerie Y. Lewis            Secretary***      Vice President of Morgan Stanley  39            0         N/A         0
1221 Avenue of the            (since 1990)      Asset Management Inc. and Of-
Americas                                        ficer of various investment
New York, NY 10020                              companies managed by Morgan
                                                Stanley Asset Management Inc.
                                                Formerly with Citicorp.
Hilary D. Toole             Assistant         Associated with Morgan Stanley    31            0         N/A         0
1221 Avenue of the            Secretary***      Asset Management Inc. and Of-
Americas                      (since 1994)      ficer of various investment
New York, NY 10020                              companies managed by Morgan
                                                Stanley Asset Management Inc.
                                                Formerly with Womble, Carlyle,
                                                Sandridge & Rice and Reboul,
                                                MacMurray, Hewitt, Maynard &
                                                Kristol.
James R. Rooney             Treasurer***      Assistant Vice President and      36            0         N/A         0
73 Tremont Street             (since 1994)      Manager of Fund
Boston, MA 02108                                Administration, Mutual Funds
                                                Service Company and Officer of
                                                various investment companies
                                                managed by Morgan Stanley
                                                Asset Management Inc.
                                                Previously Assistant Vice
                                                President and Manager of Fund
                                                Compliance and Control,
                                                Scudder, Stevens & Clark,
                                                Inc.; Audit Manager, Ernst &
                                                Young.
                                                                                    -------------       ---      --------
All Nominees and Executive Officers as a Group................................            3,396         404        ****
                                                                                    ============   ============= =======

- - ---------------

   * "Interested person" within the meaning of the Investment Company Act of 1940. Mr. Biggs is a director and officer of the U.S. Adviser. Mr. Whittemore is an Advisory Director of Morgan Stanley & Co. Incorporated, an affiliate of the U.S. Adviser, and he is the owner of a beneficial interest in the U.S. Adviser. Mr. Olsen is an officer of the U.S. Adviser. Mr. Levin is an officer of John A. Levin & Co., Inc., a registered broker-dealer.
  ** This information has been furnished by each nominee and executive officer. *** Each officer of the Fund will hold such office until a successor has been elected by the Board of Directors.
**** Less than 1%.
   + Indicates share equivalents owned by nominees who are currently directors and held in cash accounts by the Fund on their behalf in connection with the Fee Arrangement.

     Each officer of the Fund will hold such office until a successor has been duly elected and qualified.

     The following table sets forth the aggregate compensation paid or payable during the fiscal year ended December 31, 1994, by the Fund to each director, information as to pension and retirement benefits from the Fund and the total compensation paid during the fiscal year ending December 31, 1994, to each director for service on the Board of Directors of the Fund and of other funds which hold themselves out as related to the Fund for investor or customer services or for which the U.S. Adviser, the Thai Adviser or an affiliated person thereof acts as the investment advisor (collectively, the "Fund Complex").

                                             PENSION OR                                      NUMBER OF
                                             RETIREMENT      ESTIMATED         TOTAL          FUNDS IN
                             AGGREGATE        BENEFITS         ANNUAL       COMPENSATION    FUND COMPLEX
                            COMPENSATION     ACCRUED AS       BENEFITS        FROM THE       FOR WHICH
                              FROM THE      PART OF FUND        UPON          FUND AND      THE DIRECTOR
     NAME OF DIRECTOR          FUND*          EXPENSES       RETIREMENT     FUND COMPLEX       SERVES
- - --------------------------  ------------    ------------    ------------    ------------    ------------
Frederick B.
  Whittemore**............    $ 15,900            None            None        $ 57,400            5
James J. Biundo...........    $ 14,800            None            None        $ 20,939            2***
Peter J. Chase............    $ 11,500            None            None        $ 30,093            3
David B. Gill.............    $ 11,600            None            None        $ 36,500            3
Graham E. Jones...........    $ 13,400            None            None        $ 37,700            4
Sukri Kaocharern**........    $ 11,600            None            None        $ 11,600            1
Snoh Unakul...............    $ 11,600            None            None        $ 11,600            1

- - ---------------
  * None of the directors deferred any compensation during the fiscal year ended December 31, 1994.

 ** "Interested person" within the meaning of the Investment Company Act of 1940.

*** During 1995, Mr. Biundo resigned from the Board of Directors of the Fund and the other fund for which he served as director and thus he is no longer a director of any fund in the Fund Complex.

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Fund's officers and directors, and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that its officers and directors complied with all applicable filing requirements for the fiscal year ended October 31, 1994 except that one Form 5 -- Annual Statements of Beneficial Ownership of Securities for each of Messrs. Chase, Gill, Jones, Olsen and Schaaff, each relating to one transaction of the Fund's shares, was inadvertently filed late by management of the Fund, which had undertaken to file the forms on their behalf.

     The candidates for directors receiving the greatest number of votes at a meeting at which a quorum is present will be elected. Under the Fund's By-Laws, the presence in person or by proxy of stockholders entitled to cast a majority of the votes entitled to be cast thereat shall constitute a quorum. For this purpose, abstentions and broker non-votes will be counted in determining whether a quorum is present at the Meeting, but will not be counted as votes cast at the Meeting.

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 1.

                      SELECTION OF INDEPENDENT ACCOUNTANTS
                                (PROPOSAL NO. 2)

     A majority of the directors who are not interested persons of the Fund has selected Price Waterhouse LLP as independent accountants for the Fund for the year ending December 31, 1995. The ratification of the selection of independent accountants is to be voted on at the Meeting, and it is intended that the persons named in the accompanying Proxy will vote for Price Waterhouse LLP. Although it is not expected that a representative of Price Waterhouse LLP will attend the meeting, a representative will be available by telephone to respond to shareholder questions, if any.

     The Board's policy regarding engaging independent accountants' services is that management may engage the Fund's principal independent accountants to perform any services normally provided by independent accounting firms, provided that such services meet any and all of the independence requirements of the American Institute of Certified Public Accountants and the Securities and Exchange Commission. In accordance with this policy, the Audit Committee reviews and approves all services provided by the independent accountants prior to their being rendered. The Board of Directors also receives a report from its Audit Committee relating to all services after they have been performed by the Fund's independent accountants.

     The ratification of the selection of independent accountants requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. For this purpose, abstentions and broker non-votes will be counted in determining whether a quorum is present at the Meeting, but will not be counted as votes cast at the Meeting.

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 2.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The only beneficial owner, known to the Fund, or more than 5% of the outstanding shares of Common Stock of the Fund is the following:

                                                                   COMMON STOCK
                                                                BENEFICIALLY OWNED
                   NAME AND ADDRESS                            AS OF APRIL 3, 1995             PERCENT
- - ------------------------------------------------------        ----------------------           ------
Franklin Resources, Inc.                                             619,603*                    6.1%
777 Mariners Island Blvd.
San Mateo, CA 94404

- - ---------------
* Sole voting power (550,029), shared voting power (16,055) and shared dispositive power (619,603).

                                 OTHER MATTERS

     No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interests of the Fund.

                             STOCKHOLDER PROPOSALS

     A stockholder's proposal intended to be presented at the Fund's Annual Meeting of Stockholders in 1996 must be received by the Fund on or before January 31, 1996 in order to be included in the Fund's proxy statement and form of proxy relating to that meeting.

                        ADDRESSES OF INVESTMENT ADVISERS

     The principal office of the U.S. Adviser is 1221 Avenue of the Americas, New York, New York 10020. The principal office of the Fund's Thai adviser, The Mutual Fund Public Company Limited, is 30th -- 32nd Floors. Lake Rajada, 193-195 Ratchadaphisek Road, Khlong-Toey, Bangkok 10110, Thailand.

                                          VALERIE Y. LEWIS
                                          Secretary

Dated: May 30, 1995

     STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                             THE THAI FUND, INC.
                   C/O MORGAN STANLEY ASSET MANAGEMENT INC.
P                       1221 AVENUE OF THE AMERICAS
R                        NEW YORK, NEW YORK 10020
O
X        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
Y
    The undersigned hereby appoints WARREN J. OLSEN, HAROLD J. SCHAAFF, JR., and VALERIE Y. LEWIS as Proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and vote, as designated on the reverse side, all stock of the above Company held of record by the undersigned on April 3, 1995, at the Annual Meeting of Stockholders to be held on June 26, 1995, and at any adjournment therof.

           (Continued and to be signed and dated on reverse side.)

                                                                  SEE REVERSE
                                                                      SIDE

/ X /  PLEASE MARK VOTES AS IN THIS EXAMPLE.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.  If no direction is made, this proxy will be voted FOR Proposals Nos. 1 and 2.  Please sign exactly as your name appears below. Where shares are held by joint tenants, both should sign.

1. Election of the following nominees as Directors:
Class I Nominees: Peter J. Chase, David B. Gill and
Warren J. Olsen
Class II Nominees: John W. Croghan, Graham E. Jones,          2. Ratification of the selection of     FOR       AGAINST     ABSTAIN
Snoh Unakul and Frederick B. Whittemore                           Price Waterhouse LLP as            /   /       /   /       /   /
Class III Nominees: Barton M. Biggs, Sukri Kaocharern,            independent accountants.
John A. Levin and William G. Morton, Jr.

        FOR                  WITHHELD                         3. To vote upon any and all business as may properly come
/   /   ALL           /   /  FROM ALL                            before the meeting or any adjournment thereof.
      NOMINEES               NOMINEES

/   /_______________________________                                         MARK HERE
     For all nominees except as noted above                                  FOR ADDRESS
                                                                             CHANGE AND     /   /
                                                                             NOTE AT LEFT

                                                              When signing as attorney, executor, administrator, trustee, guardian or custodian for a minor, please sign full title as such.  If a corporation, please sign full corporate name by authorized officer and indicate the signer's office.  If a partnership, please sign in partnership name.


PLEASE MARK, SIGN, DATE AND RETURN THE PROXY                  Signature:______________________________________ Date: _____________
CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
                                                              Signature:______________________________________ Date: _____________

